Policy No. 51733-N                                 Date of Issuance: May 25, 2006

                                                                            FINANCIAL GUARANTY
                                                                              INSURANCE POLICY

Obligor:        Home Equity Loan Trust 2006-HSA3                    Policy No.:  51733-N
Obligations:  $201,014,000 Home Equity Loan-Backed Notes               Date of Issuance:
                     Series  2006-HSA3 and Up to a Maximum of                    5/25/06
$30,450,148 of
                     Variable Funding Notes

        FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"),  for consideration received, hereby  UNCONDITIONALLY AND IRREVOCABLY  GUARANTEES to each Holder,  subject only to the terms of this Policy (which  includes each  endorsement  hereto),  the full and complete  payment by the Obligor of Scheduled Payments of principal of, and interest on, the Obligations.

        For the  further  protection  of  each  Holder,  Financial  Security  irrevocably  and unconditionally guarantees:

        (a)    payment of the amount of any  distribution  of  principal  of, or  interest on, the  Obligations  made  during  the Term of this  Policy to such  Holder  that is subsequently  avoided in whole or in part as a preference  payment  under  applicable law (such  payment to be made by Financial  Security in accordance  with  Endorsement
     No. 1 hereto).

        (b)    payment of any amount  required to be paid under this  Policy by  Financial
     Security   following   Financial   Security's  receipt  of  notice  as  described  in
     Endorsement No. 1 hereto.

        Financial  Security  shall be  subrogated  to the  rights of each  Holder  to  receive payments under the Obligations to the extent of any payment by Financial Security hereunder.

        Except to the extent expressly modified by an endorsement  hereto, the following terms shall  have the  meanings  specified  for all  purposes  of this  Policy.  "Holder"  means the registered  owner of any Obligation as indicated on the  registration  books  maintained by or on behalf of the  Obligor  for such  purpose  or, if the  Obligation  is in bearer  form,  the holder of the  Obligation.  "Scheduled  Payments"  means  payments  which are  scheduled to be made during the Term of this Policy in accordance  with the original terms of the  Obligations when  issued  and  without  regard  to any  amendment  or  modification  of  such  Obligations thereafter;  payments  which become due on an  accelerated  basis as a result of (a) a default by the Obligor,  (b) an election by the Obligor to pay  principal on an  accelerated  basis or
(c) any other cause,  shall not constitute  "Scheduled  Payments"  unless  Financial  Security shall  elect,  in its sole  discretion,  to pay such  principal  due  upon  such  acceleration together  with any  accrued  interest  to the  date of  acceleration.  "Term  of this  Policy"
shall have the meaning set forth in Endorsement No. 1 hereto.

        This Policy sets forth in full the  undertaking of Financial  Security,  and shall not be  modified,  altered  or  affected  by any other  agreement  or  instrument,  including  any modification  or amendment  thereto,  or by the merger,  consolidation  or  dissolution of the
Obligor.  Except to the extent  expressly  modified by an  endorsement  hereto,  the  premiums paid in  respect  of this  Policy  are  nonrefundable  for any  reason  whatsoever,  including payment,  or provision  being made for payment,  of the  Obligations  prior to maturity.  This
Policy may not be  cancelled  or revoked  during the Term of this  Policy.  THIS POLICY IS NOT
COVERED BY THE  PROPERTY/CASUALTY  INSURANCE  SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW
YORK INSURANCE LAW.

        In witness  whereof,  FINANCIAL  SECURITY  ASSURANCE INC. has caused this Policy to be executed on its behalf by its Authorized Officer.

                                                 FINANCIAL SECURITY ASSURANCE INC.

                                                 By          /s/  Bruce Stern
                                                             Authorized Officer

A subsidiary of Financial Security Assurance Holdings Ltd.
31 West 52nd Street, New York, N.Y. 10019                                  (212) 826-0100
Form 100NY (5/89)

ENDORSEMENT NO. 1 TO  FINANCIAL GUARANTY TO INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.
31 West 52nd Street
New York, New York  10019

Obligor:       Home Equity Loan Trust 2006-HSA3, established pursuant to the Amended and
               Restated Trust Agreement, dated as of May 25, 2006, between Residential
               Funding Mortgage Securities II, Inc., as Depositor, and Wilmington Trust
               Company, as Owner Trustee.

Obligations:   $201,014,000 Home Equity Loan-Backed Term Notes, Series 2006-HSA3 and up to a
               maximum of $30,450,148 of Variable Funding Notes

Policy No.: 51733-N

Date of Issuance: May 25, 2006

1.      Definitions.  For all purposes of this Policy,  the terms  specified  below shall have the  meanings  or  constructions  provided  below.  Capitalized  terms  used  herein  and  not otherwise  defined  herein  shall have the  meanings  provided in Appendix A to the  Indenture unless the context shall otherwise require.

               "Business  Day" means any day other than (a) a Saturday  or Sunday or (b) a day on which banking  institutions in the State of New York, the State of Minnesota,  the State of
California,  the  State of  Illinois,  the  State  of  Delaware,  or in the city in which  the
Corporate  Trust Office of the Indenture  Trustee is located,  are  authorized or obligated by law or executive order to be closed.

               "Deficiency  Amount" means,  with respect to any Payment Date,  the excess,  if any of Scheduled  Payments over the amount  available for distribution on such Payment Date to
Noteholders pursuant to Section 3.05 of the Indenture.

               "Financial  Security" means Financial Security Assurance Inc., a New York stock insurance company.

               "Guaranteed  Payment Amount" means the aggregate  outstanding  Security Balance of the  Obligations  on the Payment  Date  occurring in May 2036,  after giving  effect to all other  distributions  of  principal on the  Obligations  on such Payment Date from all sources other than the Policy.

               "Holder" or "Noteholder"  shall have the meaning set forth in Appendix A to the
Indenture;  provided,  however, that "Holder" or "Noteholder" shall not include the Obligor or the  Depositor in the event that the Obligor or the  Depositor is a registered  or  beneficial owner of the Obligation.

               "Indenture"  means the indenture,  dated as of May 25, 2006,  pertaining to the
Securities  among Home Equity Loan Trust  2006-HSA3 as issuer and JPMorgan  Chase Bank,  N.A., as Indenture Trustee,  as the same may be amended,  modified or supplemented from time to time with the consent of Financial Security.

               "Indenture  Trustee"  means  JPMorgan  Chase  Bank,  N.A.,  a national  banking association,  in its capacity as  Indenture  Trustee  under the  Servicing  Agreement  and the
Indenture and any successor in such capacity.

               "Policy"  means this  Financial  Guaranty  Insurance  Policy and includes  each endorsement thereto.

               "Receipt" and "Received" mean actual delivery to Financial  Security and to the
Fiscal  Agent (as  defined  below),  if any,  prior to 12:00  noon,  New York City time,  on a
Business Day;  delivery  either on a day that is not a Business Day, or after 12:00 noon,  New
York City time,  shall be deemed to be receipt on the next  succeeding  Business  Day.  If any notice or  certificate  given  hereunder by the Indenture  Trustee is not in proper form or is not properly  completed,  executed or  delivered,  or contains any  misstatement,  it shall be deemed not to have been  Received,  and Financial  Security or its Fiscal Agent shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended notice.

              "Scheduled  Payments"  means,  with respect to each Payment Date, the payment to be made to Holders in an aggregate  amount equal to (i) the Interest  Distribution  Amount due on the  Obligations  calculated in accordance  with the original terms of the  Obligations and the  Indenture  after  giving  effect  to  amendments  or  modifications  to  which  Financial
Security has given its written  consent,  (ii) for the Payment Date occurring in May 2036, the
Guaranteed  Payment  Amount,  (iii) for any other Payment Date,  the principal  portion of any
Liquidated  Loss  Amount to the extent not  covered  by the  Overcollateralization  Amount and after  application  of any excess  intererst,  in each case in  accordance  with the  original terms of the Indenture  and the  Obligations  when issued and without  regard to any amendment or modification  of the Indenture or the Obligations  except  amendments or  modifications  to which Financial Security has given its prior written consent.

              "Scheduled  Payments"  will not include,  nor shall  coverage be provided  under this Policy in respect of, any Relief Act  Shortfalls or any Net WAC Cap  Shortfalls  that may be incurred or that may be  distributable  to the  Obligations.  Scheduled  Payments shall not include  payments  that  become  due on an  accelerated  basis as a result of a default by the
Obligor,  an election by the Obligor to pay principal on an accelerated  basis, the occurrence of an Event of Default  under the  Indenture or any other  cause,  unless  Financial  Security elects,  in its  sole  discretion,  to  pay in  whole  or in  part  such  principal  due  upon acceleration,  together with any accrued  interest to the date of  acceleration.  In the event
Financial  Security does not so elect,  this Policy will continue to guarantee  payment on the
Obligations in accordance  with their  original  terms.  Scheduled  Payments shall not include any amounts due in respect of the  Obligations  attributable to any increase in interest rate, penalty or other sum  payable by the  Obligor by reason of any  Default or Event of Default in respect of the Obligations,  or by reason of any deterioration of the  creditworthiness of the
Obligor,  nor shall  Scheduled  Payments  include,  nor shall  coverage be provided under this
Policy in respect  of, any taxes,  withholding  or other  charge  imposed by any  governmental authority due in connection with the payment of any Scheduled Payment to a Holder.

               "Term Of This Policy"  means the period from and including the Date of Issuance to and  including  the date on which (i) the  Security  Balance  of the  Obligations  has been reduced  to zero  after  giving  effect to all  payments,  (ii) any  period  during  which any
Scheduled  Payment  could have been avoided in whole or in part as a preference  payment under applicable bankruptcy,  insolvency,  receivership or similar law has expired, and (iii) if any proceedings  requisite to avoidance as a preference  payment have been commenced  prior to the occurrence  of (i) and  (ii),  a final  and  nonappealable  order in  resolution  of each such proceeding has been entered.

2.      Notices  and  Conditions  to  Payment  in Respect  of  Scheduled  Payments.  Following
Receipt by Financial  Security of a notice and certificate  from the Indenture  Trustee in the form  attached  as  Exhibit A to this  Endorsement,  Financial  Security  will pay any  amount payable  hereunder in respect of  Scheduled  Payments on the  Obligations  out of the funds of
Financial  Security  on the  later to occur of (a) 12:00  noon,  New York  City  time,  on the second  Business Day following  such Receipt;  and (b) 12:00 noon,  New York City time, on the date on which such payment is due on the  Obligations.  Payments  due  hereunder in respect of
Scheduled   Payments  will  be  disbursed  to  the  Indenture  Trustee  by  wire  transfer  of immediately available funds.

               Financial  Security shall be entitled to pay any amount hereunder in respect of
Scheduled  Payments on the  Obligations,  including  any amount due on the  Obligations  on an accelerated  basis,  whether or not any notice and  certificate  shall have been  Received  by
Financial  Security as provided above;  provided,  however,  that by acceptance of this Policy the  Indenture  Trustee  agrees to provide to Financial  Security  upon  Financial  Security's request to the Indenture  Trustee,  a notice and  certificate  in respect of any such payments made by Financial  Security.  Financial Security shall be entitled to pay hereunder any amount that becomes due on the  Obligations on an accelerated  basis at any time or from time to time after such amount  becomes due, in whole or in part,  prior to the  scheduled  date of payment thereof;  Scheduled  Payments  insured  hereunder  shall not include  interest,  in respect of principal  paid hereunder on an  accelerated  basis,  accruing from and after the date of such payment of  principal.  Financial  Security's  obligations  hereunder  in respect of Scheduled
Payments  shall  be  discharged  to the  extent  such  amounts  are  paid  by the  Obligor  in accordance  with the Indenture or disbursed by Financial  Security as provided  herein whether or not such funds are properly applied by the Indenture  Trustee except as otherwise  provided in paragraph 3 of this Endorsement.

3.      Notices  and  Conditions  to  Payment in Respect  of  Scheduled  Payments  Avoided as
Preference  Payments.  If any  Scheduled  Payment  is avoided as a  preference  payment  under applicable  bankruptcy,  insolvency,  receivership or similar law, Financial Security will pay such  amount out of the funds of  Financial  Security on the later of (a) the date when due to be paid  pursuant  to the Order  referred to below or (b) the first to occur of (i) the fourth
Business Day  following  Receipt by Financial  Security  from the  Indenture  Trustee of (A) a certified  copy  of the  order  of  the  court  or  other  governmental  body  that  exercised jurisdiction  to the  effect  that the  Noteholder  is  required  to  return  principal  of or interest  paid on the  Obligations  during the Term Of This Policy  because such payments were avoidable  as  preference  payments  under  applicable  bankruptcy  law (the  "Order"),  (B) a certificate of the  Noteholder  that the Order has been entered and is not subject to any stay and (C) an  assignment  duly  executed  and  delivered by the  Noteholder,  in such form as is reasonably  required by  Financial  Security  and  provided  to the  Noteholder  by  Financial
Security,   irrevocably  assigning  to  Financial  Security  all  rights  and  claims  of  the
Noteholder  relating to or arising under the Obligations  against the estate of the Obligor or otherwise with respect to such preference  payment,  and (ii) the date of Receipt by Financial
Security  from the  Indenture  Trustee of the items  referred to in clauses  (A),  (B) and (C)
above if, at least  four  Business  Days  prior to such date of  Receipt,  Financial  Security shall have  Received  written  notice from the  Indenture  Trustee  that such items were to be delivered  on such date and such date was  specified in such  notice.  Such  payment  shall be disbursed to the receiver,  conservator,  debtor-in-possession  or trustee in bankruptcy named in  the  Order  and  not  to the  Indenture  Trustee  or any  Noteholder  directly  (unless  a
Noteholder has previously paid such amount to the receiver,  conservator, debtor in-possession or trustee in  bankruptcy  named in the Order,  in which case such payment  shall be disbursed to the  Indenture  Trustee for  distribution  to such  Noteholder  upon proof of such  payment reasonably  satisfactory to Financial Security).  In connection with the foregoing,  Financial
Security  shall  have  the  rights  provided  pursuant  to  Section  5.17  of  the  Indenture, including,  without  limitation,  the right to direct all matters  relating to any  Preference
Claim and subrogation to the rights of the Indenture  Trustee and each Holder of an Obligation in the conduct of any proceeding with respect to a Preference Claim.

4.      Governing  Law. This Policy shall be governed by and construed in accordance  with the laws of the State of New  York,  without  giving  effect to the  conflict  of laws  principles thereof.

5.      Fiscal  Agent.  At any time during the Term Of This  Policy,  Financial  Security  may appoint a fiscal agent (the "Fiscal  Agent") for purposes of this Policy by written  notice to the Indenture  Trustee at the notice  address  specified in the Indenture  specifying the name and  notice  address of the Fiscal  Agent.  From and after the date of receipt of such  notice by the Indenture  Trustee,  (i) copies of all notices and  documents  required to be delivered to  Financial  Security  pursuant  to this Policy  shall be  simultaneously  delivered  to the
Fiscal Agent and to  Financial  Security and shall not be deemed  Received  until  Received by both and (ii) all  payments  required to be made by Financial  Security  under this Policy may be made  directly  by  Financial  Security  or by the  Fiscal  Agent on  behalf  of  Financial
Security.  The Fiscal  Agent is the agent of  Financial  Security  only and the  Fiscal  Agent shall  in no  event be  liable  to any  Noteholder  for any  acts of the  Fiscal  Agent or any failure of Financial Security to deposit,  or cause to be deposited,  sufficient funds to make payments due under this Policy.

6.      Waiver of Defenses.  To the fullest  extent  permitted by  applicable  law,  Financial
Security  agrees not to assert,  and hereby waives,  for the benefit of each  Noteholder,  all rights  (whether by  counterclaim,  setoff or  otherwise)  and  defenses  (including,  without limitation,  the defense of fraud), whether acquired by subrogation,  assignment or otherwise, to the extent that such rights and defenses  may be  available to Financial  Security to avoid payment of its  obligations  under this Policy in  accordance  with the express  provisions of this  Policy.  Nothing in this  paragraph  shall be  construed  to limit or  otherwise  impair
Financial  Security's  right to pursue  recovery  or  claims  (based  on  contractual  rights, securities  law  violations,  fraud or other  causes of action)  against any person or entity, or,  except as provided in paragraph 3 of this  Endorsement,  to require  payment by Financial
Security  of any  amounts  that have been  previously  paid or that are not  otherwise  due in accordance  with the express  provisions  of this Policy or the  Obligations.  Nothing in this
Policy  shall be  construed  to  require  payment to the  extent  any force  majeure  event or governmental  act prevents  Financial  Security from  performing  its  obligations  under this
Policy  or such  performance  is  otherwise  rendered  impossible,  in which  event  Financial
Security agrees to (i) use commercially  reasonable  efforts to perform its obligations  under this Policy  notwithstanding  such force majeure event,  governmental  act or impossibility of performance and (ii) perform its obligations  under this Policy promptly  following  cessation of such force majeure event, governmental act or impossibility of performance.

7.      Notices.  All notices to be given  hereunder  shall be in writing (except as otherwise specifically  provided herein) and shall be mailed by registered mail or personally  delivered or telecopied to Financial Security as follows:

                             Financial Security Assurance Inc.
                             31 West 52nd Street
                             New York, New York  10019
                             Attention:  Managing Director -- Transaction Oversight
                             Re:    $201,014,000 Home Equity Loan-Backed Term Notes, Series
                                    2006-HSA3 and up to a maximum of $30,450,148 of Variable
                                    Funding Notes
                                    Policy No.:  51733-N
                             Telecopy No.:  (212) 339-3518
                             Confirmation:  (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Indenture Trustee.

8.      Priorities.  In the event  that any term or  provision  of the face of this  Policy is inconsistent  with the  provisions of this  Endorsement,  the  provisions of this  Endorsement shall take precedence and shall be binding.

9.      Exclusions  From  Insurance  Guaranty  Funds.  This  Policy  is  not  covered  by  the
Property/Casualty  Insurance  Security Fund  specified in Article 76 of the New York Insurance
Law. This Policy is not covered by the Florida Insurance  Guaranty  Association  created under
Part II of Chapter 631 of the Florida  Insurance  Code. In the event  Financial  Security were to become  insolvent,  any claims  arising under this Policy are excluded from coverage by the
California Insurance Guaranty  Association,  established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

10.            Surrender of Policy.  The  Indenture  Trustee  shall  surrender  this Policy to
Financial Security for cancellation upon expiration of the Term Of This Policy.

               IN  WITNESS  WHEREOF,   FINANCIAL  SECURITY  ASSURANCE  INC.  has  caused  this
Endorsement No. 1 to be executed by its Authorized Officer.

                                            FINANCIAL SECURITY ASSURANCE INC.

                                            By  /s/  Bruce Stern
                                                Authorized Officer

                                                                    EXHIBIT A TO ENDORSEMENT 1

                               NOTICE OF CLAIM AND CERTIFICATE
                              (Letterhead of Indenture Trustee)

Financial Security Assurance Inc.
31 West 52nd Street
New York, New York  10019

        Re:    HOME EQUITY LOAN TRUST 2006-HSA3

               The  undersigned,  a duly authorized  officer of JPMorgan Chase Bank, N.A. (the
"Indenture  Trustee"),  hereby  certifies to Financial  Security  Assurance  Inc.  ("Financial
Security"),  with reference to Financial  Guaranty  Insurance Policy No. 51733-N issued on May
25, 2006 (the "Policy")  issued by Financial  Security in respect of $201,014,000  Home Equity
Loan-Backed  Term  Notes,  Series  2006-HSA3  and up to a maximum of  $30,450,148  of Variable
Funding Notes (collectively, the "Notes") of the above referenced Trust, that:

(i)     The  Indenture  Trustee  is the  Indenture  Trustee  for  the  Noteholders  under  the
Indenture.

(ii)    The sum of all amounts on deposit (or  scheduled  to be on deposit) in the  Collection
Account and available for distribution to the Noteholders pursuant to the Indenture will be $
 (the  "Shortfall")  less than the  aggregate  amount of Scheduled  Payments due on __________
___, 20__.

(iii)   The  Indenture  Trustee is making a claim  under the Policy  for the  Shortfall  to be applied to the payment of Scheduled Payments.

(iv)    The  Indenture  Trustee  agrees  that,  following  receipt  of  funds  from  Financial
Security,  it shall (a) hold such amounts in trust and apply the same  directly to the payment of  Scheduled  Payments on the  Obligations  when due;  (b) not apply such funds for any other purpose;  (c) not commingle such funds with other funds held by the Indenture  Trustee and (d)
maintain  an  accurate  record  of such  payments  with  respect  to each  Obligation  and the corresponding  claim on the Policy and proceeds  thereof and, if the Obligation is required to be surrendered or presented for such payment,  shall stamp on each such  Obligation the legend
"$[insert  applicable  amount]  paid by  Financial  Security  and the balance  hereof has been cancelled and reissued" and then shall deliver such Obligation to Financial Security.

(v)     The  Indenture  Trustee,  on behalf of the  Noteholders,  hereby  assigns to Financial
Security (a) the rights of the  Noteholders  with respect to the  Obligations to the extent of any  payments  under the Policy and (b) any claims of and  amounts due to the  Noteholders  in respect of securities  law,  fraud or other claims arising out of or relating to the offer and sale of the Obligations.  The foregoing  assignments are in addition to, and not in limitation of,  rights of  subrogation  otherwise  available  to  Financial  Security  in respect of such payments.  Payments to Financial  Security in respect of the  foregoing  assignments  shall in all cases be  subject  to and  subordinate  to the rights of the  Noteholders  to receive  all
Scheduled  Payments  in respect of the  Obligations.  The  Indenture  Trustee  shall take such action and deliver such  instruments  as may be reasonably  requested or required by Financial
Security to effectuate the purpose or provisions of this clause (v).

(vi)    The  Indenture  Trustee,  on its  behalf  and on  behalf  of the  Noteholders,  hereby appoints Financial Security as agent and  attorney-in-fact  for the Indenture Trustee and each such  Noteholder  in any legal  proceeding  with  respect to the  Obligations.  The  Indenture
Trustee hereby agrees that Financial  Security may at any time during the  continuation of any proceeding  by or against the Obligor  under the United  States  Bankruptcy  Code or any other
applicable   bankruptcy,   insolvency,   receivership,   rehabilitation  or  similar  law  (an
"Insolvency   Proceeding")  direct  all  matters  relating  to  such  Insolvency   Proceeding,
including,  without  limitation,  (A) all matters  relating to any claim in connection with an
Insolvency  Proceeding  seeking the avoidance as a  preferential  transfer of any payment made with respect to the  Obligations  (a "Preference  Claim"),  (B) the direction of any appeal of any order relating to any Preference  Claim, at the expense of Financial  Security but subject to  reimbursement as provided in the Insurance  Agreement,  and (C) the posting of any surety, supersedeas,  or  performance  bond pending any such appeal.  In addition,  Indenture  Trustee hereby agrees that Financial  Security  shall be subrogated  to, and the Indenture  Trustee on its behalf and on behalf of each  Noteholder  hereby  delegates  and  assigns,  to the fullest extent  permitted  by law,  the rights of the  Indenture  Trustee and each  Noteholder  in the conduct of any Insolvency Proceeding,  including,  without limitation, all rights of any party to an adversary  proceeding  or action with  respect to any court order  issued in  connection with any such Insolvency Proceeding.

(vii)   Payment should be made by wire transfer directed to the [Specify Account].

        Unless the context otherwise requires,  capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

               IN WITNESS  WHEREOF,  the  Indenture  Trustee has executed and  delivered  this
Notice of Claim and Certificate as of the ______ day of ____________, ____.

                                            JPMORGAN CHASE BANK, N.A.,
                                            not in its individual capacity but solely as
                                            Indenture Trustee

                                            By:  _______________________________________
                                            Title:

----------------------------------------------------------------------------------------------

For [_________________] Use Only

Wire transfer sent on ______________ by ________________

Confirmation Number ___________________